The Leading Growth Company Focused  Investment Bank for 27 Years
AGILYSYS, INC.
| Clean Technologies
| Communications
| Consumer
| Enterprise Infrastructure
| Healthcare |
| Industrial & Diversified Growth
| Semiconductors & Equipment | Software & Services |
The Leading Growth Company Focused  Investment Bank for 27 Years
Exhibit 99.1
The Fourteenth Annual
Needham Growth Conference
January 10-12th, 2012, New York City

January 2012 2 Company Overview

Forward-Looking Language
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in “Risk Factors,” which is included in Part I, Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2011.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.
This Quarterly Report contains certain management expectations, which may constitute forward-looking information within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of
1995. Forward-looking information speaks only as to the date of this Quarterly Report and may be identified by use of words such as “may,”
“will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information, including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK
Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences associated with the sale of the Company’s TSG business, and uncertainties regarding restructuring actions and the relocation of the
Company’s corporate headquarters. The Company does not undertake to update or revise any forward-looking information, even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Forward-looking statements & non-GAAP financial
information

•
Leading developer and marketer of proprietary enterprise software, services and solutions to the hospitality and retail industries
•
Two reportable businesses: Hospitality Solutions Group (“HSG”) develops and markets proprietary software for hospitality markets and Retail Solutions Group
(“RSG”) is a system integrator of store front technology for retailers
Formed: 1963
Ticker symbol: AGYS (NASDAQ)
Market capitalization: ~$200 million
Capital structure as of 9/30/11: Debt-free
Fiscal 2011 sales : $201 million
Markets served as % of revenue: 94% North America
6% Asia and Europe
Employees: 800
Corporate HQ:
Solon, Ohio (relocating to Alpharetta, GA)

Summary
Quick Facts
1
(1) March 31 fiscal year: excludes TSG which was divested 7/31/11 st
Agilysys: overview

• Hospitality customers can rely
on HSG to deliver:
• Enterprise applications
• Hardware enabling our complete
array of enterprise applications
• Recurring services such as
software maintenance and
hosting or SaaS offerings
• Implementation and training
services as well as help desk
support

Agilysys
Hospitality
Solutions
Enterprise
Applications
Complementary
Offerings
Hardware
Software
Maintenance
Implementation
Hosting
(SaaS)
Training
Help Desk
Agilysys Hospitality Solutions

GUEST360 VisualOne LMS	Eatec SWS	InfoGenesis

DataMagine		

Agilysys

Document Management Central Reservation Mobility
•
G360 capabilities
•
Buy/build capabilities
•
POS (IG Roam)
•
PMS (iPad enabled)
•
RSG (mPOS)

Titles We Own
Best in class point solutions for the markets we service
Property Management Inventory & Procurement Point of Sale

Gaming Hotels & Resorts Restaurants Cruise Lines Food Service Stadiums & Arenas 7 HSG Markets Served

Balanced revenue mix driven by proprietary software
(1) Trailing Twelve Months ending 9/30/11
$14.6
16%
$16.9
18%
$42.3
46%
$18.9
20%
HSG Revenue Mix 1 - $93
Software Services Recurring Support Hardware
$16.9
29%
$42.3
71%
HSG Proprietary Services Mix 1 - $59
Project Services Recurring Support
HSG Revenue Profile

• Agilysys Retail Solutions provides:
• Integration of end-to-end in-store technology solutions
• Unparalleled expertise in POS and Mobility solutions
• Personnel with an average of 18 years experience in the retail market
• Agilysys Retail Solutions is:
• Solution partner for IBM Retail Store Solutions receiving the IBM RSS
Excellence Award for 16 consecutive years (since the award’s inception)
• Large Motorola Enterprise Mobility Solutions Partner and also one of
Motorola’s largest Enterprise Mobility Wireless (WLAN) Partners
• VeriFone Premier Partner

Agilysys Retail Solutions

• Lifecycle management of
store-centric business
systems
• Higher ROI and lower TCO
• Servicing the needs of
smart consumers
• Point-of-Sale
• Customer Self-Service
• Mobile Point-of-Service
• Mobile Store Managers
• Mobile Store Associates

Agilysys
Retail
Services
Consulting
Software
Development
Project
Management
Integration
Implementation
Equipment
Disposal
Maintenance
24x7 Help
Desk
Agilysys Retail Solutions

11 Grocery Chain Drug Stores General and Specialty Retail Quick Serve Restaurants Convenience Stores RSG Markets Served

(1) Trailing Twelve Months ending 9/30/11
$4.3
4%
$18.3
15%
$22.9
19%
$75.2
62%
-
$120
Software Services Recurring Support Hardware
$18.3
46%
$21.4
54%
RSG Proprietary Services Mix 1 - $40
Project Services
Recurring Support
RSG Revenue Profile
Comprehensive proprietary services differentiates RSG from other system integrators
RSG Proprietary Services Mix
1

• Closed divestiture of Technology Solutions Group (TSG) business to OnX Enterprise
Solutions on August 1
st
• Strategic emphasis focuses on improving business performance, making select investments and returning capital to shareholders
• Streamlining operations and reducing corporate expenses, including facilities’ footprint
• Relocating corporate headquarters to Alpharetta, Georgia
• Reduce corporate costs and reposition support closer to key revenue-producing locations
• Executing plan to reduce annual “run-rate” SG&A by $14M to $16M, expected to be realized beginning in FY13
• Estimated restructuring costs are $14M to $16M — expect to be primarily recognized in FY12
• Announced repurchase up to 1.6 million (approximately 7%) of outstanding shares

Focused Business Strategy

Business Emphasis
• Serve large end markets that will benefit
from technology application
• Maintain leadership in delivering best in
class products and services
• Improve guest experience through agile
enterprise solutions
• Market focused product development
Investor Returns
• Market leading growth and ROIC
• Peer leading performance metrics
• Price leadership
• Most efficient provider
• Capital allocation
• Apply capital to highest margin opportunities
• R&D spend based on line of sight to return on
investment
• Value creating M&A opportunities
14 14
Aligning business focus and investor returns
Deliver profitable growth, generating strong investment returns for shareholders

Market Opportunities
• Large installed base with untapped capacity to
deliver multiple point solutions
• Increase participation in new market segments
through focused investment
• Deliver on market demand from their
investment in guest facing business systems
• Enhanced guest experiences leading to
increased revenue opportunities
• Intelligent reporting for improves decision making
• Reduce operating expenses
• Mobility-enabled solutions
• No clear end-to-end hospitality solution
Key Initiatives
Strengthen best in class portfolio
Increase investment in mobility enabled
solutions
Enterprise solutions through integrated
software assets
Customer and market driven technology
delivery (Above/On Premise, SaaS, Mobility)
Guest centric business intelligence & reporting

Software
Services
Develop/acquire higher margin solution offerings
Extend mobility initiatives
Pursue higher margin service engagements
Expand specialty retail and franchise business
Pursue highest margin revenue opportunities in markets we service
Market Opportunities and Key Initiatives

• Invest in existing products and new products to increase software sales
• Continue product development refresh to latest technologies
• Mobility enabled solutions
• Enterprise solutions through integrated software assets
• Customer and market driven technology deliver (SaaS, Mobility)
• Pursue highest margin revenue opportunities in markets we service
• Increase penetration of new market opportunities in food service management, cruise, specialty retail, franchised retailers and chain hotels
• Partner for international expansion — currently we derive less than 10% of revenue from international customers
• Pursue M&A opportunities in pursuit of technology and markets
• Align current and future R&D spend with line of sight return on investment

Earnings Growth Focus

17 Appendix Appendix

Corporate/ Corporate/
(In thousands) HSG RSG TSG Other Consolidated HSG RSG TSG Other Consolidated
Total revenue $24,814 $22,015 $ 97,145 $         -   $   143,974 $92,839 $109,147 $474,052 $         -   $   676,038
Elimination of intersegment revenue         (26)       (171)            -              -              (197)         (92)         (476)            -              -              (568)
Revenue from external customers $24,788 $21,844 $ 97,145 $         -   $   143,777 $92,747 $108,671 $474,052 $         -   $   675,470
Gross margin $15,821 $  3,958 $ 16,546 $         -   $     36,325 $54,669 $  20,970 $  82,052 $         -   $   157,691
Gross margin percentage 63.8% 18.1% 17.0% 25.3% 58.9% 19.3% 17.3% 23.3%
Operating income (loss) $  1,622 $   (520) $(41,288) $  (6,763) $    (46,949) $  6,030 $    3,369 $(31,736) $(32,099) $    (54,436)
Other income, net           -             -              -             (43)              (43)           -              -              -        (2,320)         (2,320)
Interest expense, net           -             -              -            352             352           -              -              -         1,171           1,171
Income (loss) from continuing operations before income taxes $  1,622 $   (520) $(41,288) $  (7,072) $    (47,258) $  6,030 $    3,369 $(31,736) $(30,950) $    (53,287)
Other information:
Capital expenditures $  1,249 $        1 $        45 $        26 $       1,321 $  3,760 $      623 $      914 $    1,694 $       6,991
Other charges:
Depreciation and amortization - non-cash (1) $  1,091 $     203 $      329 $    1,771 $       3,394 $  4,297 $      449 $    2,881 $    5,987 $     13,614
Asset impairment charges - non-cash        900           -       36,762            -           37,662        959            -        36,762            -           37,721
Restructuring charges           -             -            790            (1)             789           -              -            790          405           1,195
Total
$  1,991 $     203 $ 37,881 $    1,770 $     41,845 $  5,256 $      449 $  40,433 $    6,392 $     52,530
Corporate/ Corporate/
HSG RSG TSG Other Consolidated HSG RSG TSG Other Consolidated
Total revenue $21,313 $25,373 $ 89,295 $         -   $   135,981 $83,361 $110,506 $440,887 $         -   $   634,754
Elimination of intersegment revenue         (33)         (91)            (9)            -              (133)       (206)         (155)           (73)            -              (434)
Revenue from external customers $21,280 $25,282 $ 89,286 $         -   $   135,848 $83,155 $110,351 $440,814 $         -   $   634,320
Gross margin $13,374 $  5,840 $ 16,613 $         -   $     35,827 $51,463 $  23,326 $  87,501 $     (763) $   161,527
Gross margin percentage 62.8% 23.1% 18.6% 26.4% 61.9% 21.1% 19.8% 25.5%
Operating income (loss) $  2,220 $     737 $  (1,531) $  (7,639) $     (6,213) $  7,666 $    5,759 $    9,407 $(29,669) $     (6,837)
Other income, net           -             -              -           (213)            (213)           -              -              -        (6,176)         (6,176)
Interest expense, net           -             -              -            278             278           -              -              -            939             939
Income (loss) from continuing operations before income taxes $  2,220 $     737 $  (1,531) $  (7,704) $     (6,278) $  7,666 $    5,759 $    9,407 $(24,432) $     (1,600)
Other information:
Capital expenditures $  1,041 $         - $        41 $    2,552 $       3,634 $  4,694 $        31 $      103 $    8,478 $     13,306
Non-cash charges:
Depreciation and amortization (1) $  1,029 $      55 $      839 $    1,266 $       3,189 $  4,337 $      198 $    6,418 $    4,876 $     15,829
Asset impairment charges           -             -              55            -                 55          90            -              55          148             293
Restructuring charges           -             -              -              78               78           -              -              -            823             823
Total
$  1,029 $      55 $      894 $    1,344 $       3,322 $  4,427 $      198 $    6,473 $    5,847 $     16,945
(1) Does not include the amortization of deferred financing fees totaling $131 and $139 for the three months ended March 31, 2011 and 2010, respectively, and $524 and $485 for the year ended March 31, 2011 and 2010, respectively.
Year Ended March 31, 2011 (Unaudited)
Reportable Segments
Year Ended March 31, 2010
Reportable Segments Reportable Segments
Reportable Segments
Three Months Ended March 31, 2011 (Unaudited)
Three Months Ended March 31, 2010 (Unaudited)
FY 2011 & 2010 Segment Financial Information

AGILYSYS, INC.
The Fourteenth Annual
Needham Growth Conference
January 10-12th, 2012, New York City
| Clean Technologies
| Communications
| Consumer
| Enterprise Infrastructure
| Healthcare |
| Industrial & Diversified Growth
| Semiconductors & Equipment | Software & Services |
The Leading Growth Company Focused  Investment Bank for 27 Years